                                                                       Exhibit 5

                     ML LIFE INSURANCE COMPANY OF NEW YORK
                   A SUBSIDIARY OF MERRILL LYNCH & CO., INC.
                HOME OFFICE: [222 BROADWAY, NEW YORK, NY 10038]
         SERVICE CENTER: [P.O. BOX 44222, JACKSONVILEE, FL 32231-4222]
                  ---------------------------------------------
                         MERRILL LYNCH
ANNUITIES                INVESTOR CHOICE ANNUITY(SM)           APPLICATION FOR A
                                                               VARIABLE ANNUITY
                                                               INVESTOR SERIES


In this form, the terms you and your refer to the owner and the co-owner, if there is one. The terms we, our and us refer to ML Life Insurance Company of New York.


1  CONTRACT INFORMATION
   ------------------------------------------------------------------------------------------------
   Merrill Lynch account number                     State of purchase

   ------------------------------------------------------------------------------------------------

2  SURRENDER CHARGE PERIOD
   -----------------------------------------------------------------------------------------------------------------------------
   [ ] 7 Year                [ ] 4 Year              [ ] 1 Year              [ ] 9 Year  (Bonus Contract)
   -----------------------------------------------------------------------------------------------------------------------------

3  OWNER INFORMATION
   -----------------------------------------------------------------------------------------------------------------------------
   Owner's name (first, middle initial, last)                                [ ] Male           Birthdate  (m/d/y)
                                                                             [ ] Female
   -----------------------------------------------------------------------------------------------------------------------------
   Address                                         City            State     Zip code           Social Security or Tax ID number

   -----------------------------------------------------------------------------------------------------------------------------
   Telephone number

   -----------------------------------------------------------------------------------------------------------------------------

4  CO-OWNER INFORMATION
   -----------------------------------------------------------------------------------------------------------------------------
   Co-owner's name (first, middle initial, last)                             [ ] Male           Birthdate  (m/d/y)
                                                                             [ ] Female
   -----------------------------------------------------------------------------------------------------------------------------
   Address                                         City            State     Zip code           Social Security or Tax ID number

   -----------------------------------------------------------------------------------------------------------------------------
   Telephone number

   -----------------------------------------------------------------------------------------------------------------------------

5  ANNUITANT INFORMATION
   -----------------------------------------------------------------------------------------------------------------------------
   Full name (first, middle initial, last)                                   [ ] Male           Birthdate  (m/d/y)
                                                                             [ ] Female
   -----------------------------------------------------------------------------------------------------------------------------
   Address                                         City            State     Zip code           Social Security or Tax ID number

   -----------------------------------------------------------------------------------------------------------------------------

6  JOINT ANNUITANT INFORMATION
   -----------------------------------------------------------------------------------------------------------------------------
   Full name (first, middle initial, last)                                   [ ] Male           Birthdate  (m/d/y)
                                                                             [ ] Female
   -----------------------------------------------------------------------------------------------------------------------------
   Address                                         City            State     Zip code           Social Security or Tax ID number

   -----------------------------------------------------------------------------------------------------------------------------

              Merrill Lynch Investor Choice Annuity(SM) is a service mark of Merrill Lynch & Co., Inc.                  Page 1 of 5
MLNY111INV                                                                                                             (New 07/2005)

7 BENEFICIARY INFORMATION If the contract has co-owners, the surviving co-owner will be the primary beneficiary unless otherwise indicated below.

   ---------------------------------------------------------------------------------------------------------------------------------
   Full name (first, middle initial, last)  Relationship  Birthdate (m/d/y)  Social Security or Tax ID number  [ ] Primary   Percent
                                                                                                               [ ] Contingent
   ---------------------------------------------------------------------------------------------------------------------------------
   Address                                                                   City                              State        Zip code

   ---------------------------------------------------------------------------------------------------------------------------------
   Full name (first, middle initial, last)  Relationship  Birthdate (m/d/y)  Social Security or Tax ID number  [ ] Primary   Percent
                                                                                                               [ ] Contingent
   ---------------------------------------------------------------------------------------------------------------------------------
   Address                                                                   City                              State        Zip code

   ---------------------------------------------------------------------------------------------------------------------------------
   Full name (first, middle initial, last)  Relationship  Birthdate (m/d/y)  Social Security or Tax ID number  [ ] Primary   Percent
                                                                                                               [ ] Contingent
   ---------------------------------------------------------------------------------------------------------------------------------
   Address                                                                   City                              State        Zip code

   ---------------------------------------------------------------------------------------------------------------------------------
   Full name (first, middle initial, last)  Relationship  Birthdate (m/d/y)  Social Security or Tax ID number  [ ] Primary   Percent
                                                                                                               [ ] Contingent
   ---------------------------------------------------------------------------------------------------------------------------------
   Address                                                                   City                              State        Zip code

   ---------------------------------------------------------------------------------------------------------------------------------
   If you need more space, use Section 19 or attach and sign a separate sheet.

8    INITIAL PREMIUM - The minimum initial premium is $10,000.

     -------------------------------------------------------------
     $

     -------------------------------------------------------------

9 CONTRACT REPLACEMENT INFORMATION - Are any existing annuity or life insurance contract(s) being (or have any such contracts been) surrendered, lapsed, converted, borrowed against or otherwise reduced in value or replaced in connection with the purchase of this variable annuity or is any such action likely to occur?

    [  ] YES - Please provide details below. Additional state requirements may                                  [ ] NO
         apply and the appropriate replacement paperwork must be included with this application.
   ---------------------------------------------------------------------------------------------------------------------------------
   Company                                  Contract number                  Issue date (m/d/y)                Original premium
                                                                                                               $
   ---------------------------------------------------------------------------------------------------------------------------------
   Company                                  Contract number                  Issue date (m/d/y)                Original premium
                                                                                                               $
   ---------------------------------------------------------------------------------------------------------------------------------
   If this purchase replaces more than one annuity or life insurance contract, the contracts being replaced must have the same owner. Non-qualified contracts cannot be combined with IRA or 403(b) contracts.

10 GUARANTEED MINIMUM DEATH BENEFIT (GMDB) - If you and any co-owner (annuitant, if non-natural owner) are under age 76, would you like to elect a GMDB? The GMDB cannot be added or changed after the contract is issued.

     [ ] YES - There is an additional charge if a GMDB is selected. Select from one of the following:

        [ ] Return of Premium GMDB

        [ ] Maximum Anniversary Value (MAV) GMDB

     [ ] NO - The contract will be issued with a death benefit equal to the contract value. There is no GMDB.

11 Would you like to elect a guaranteed living benefit? You may elect ONE of the following two benefits if the age requirements are met.

     [ ] GUARANTEED MINIMUM INCOME BENEFIT (GMIB) - the annuitant and any joint annuitant must be under age 76. Election of this benefit is irrevocable. There is an additional charge for this benefit.

     or
     --

     [ ] GUARANTEED MINIMUM WITHDRAWAL BENEFIT (GMWB) - you and any co-owner
         (annuitant and any joint annuitant, if non-natural owner) must be in the age range 60 through 80. This benefit may be added or cancelled on specified future dates. There is an additional charge for this benefit.

     [ ] Neither GMIB NOR GMWB.

                                                                     Page 2 of 5
MLNY111INV                                                         (New 07/2005)

12 INVESTMENT ALLOCATIONS - Choose no more than 20 investment options using whole percentages.

------------------------------------------------------------------------
                                                 AUTOMATIC   DOLLAR COST
                                                 INVESTMENT   AVERAGING
                                       INITIAL    FEATURE      PROGRAM
   INVESTMENT OPTIONS                  PREMIUM   (OPTIONAL)  (OPTIONAL)
------------------------------------------------------------------------
[AIM VI Basic Value]                         %           %   [ ]From  %
                                                             [ ]To
------------------------------------------------------------------------
[AIM VI Mid Cap Core Equity]                 %           %   [ ]From  %
                                                             [ ]To
------------------------------------------------------------------------
[AllianceBern Small/Mid Cap Value]           %           %   [ ]From  %
                                                             [ ]To
------------------------------------------------------------------------
[AllianceBernstein Value]                    %           %   [ ]From  %
                                                             [ ]To
------------------------------------------------------------------------
[American Century VP Ultra]                  %           %   [ ]From  %
                                                             [ ]To
------------------------------------------------------------------------
[American Funds - AFIS Asset Alloc]          %           %   [ ]From  %
                                                             [ ]To
------------------------------------------------------------------------
[American Funds - AFIS Bond]                 %           %   [ ]From  %
                                                             [ ]To
------------------------------------------------------------------------
[American Funds - AFIS Growth]               %           %   [ ]From  %
                                                             [ ]To
------------------------------------------------------------------------
[American Funds - AFIS Growth-Inc]           %           %   [ ]From  %
                                                             [ ]To
------------------------------------------------------------------------
[American Funds - AFIS International]        %           %   [ ]From  %
                                                             [ ]To
------------------------------------------------------------------------
[Cohen & Steers VIF Realty Fund]             %           %   [ ]From  %
                                                             [ ]To
------------------------------------------------------------------------
[Davis Value]                                %           %   [ ]From  %
                                                             [ ]To
------------------------------------------------------------------------
[Dreyfus VIF Appreciation]                   %           %   [ ]From  %
                                                             [ ]To
------------------------------------------------------------------------
[Eaton Vance VT Floating-Rate Inc]           %           %   [ ]From  %
                                                             [ ]To
------------------------------------------------------------------------
[Federated Capital Appreciation II]          %           %   [ ]From  %
                                                             [ ]To
------------------------------------------------------------------------
[Federated Kaufmann II]                      %           %   [ ]From  %
                                                             [ ]To
------------------------------------------------------------------------
[Mercury Basic Value VI]                     %           %   [ ]From  %
                                                             [ ]To
------------------------------------------------------------------------
[Mercury Core Bond VI]                       %           %   [ ]From  %
                                                             [ ]To
------------------------------------------------------------------------
[Mercury Domestic Money Market VI]           %           %   [ ]From  %
                                                             [ ]To
------------------------------------------------------------------------
[Mercury Equity Dividend]                    %           %   [ ]From  %
                                                             [ ]To
------------------------------------------------------------------------
[Mercury Fundamental Growth VI]              %           %   [ ]From  %
                                                             [ ]To
------------------------------------------------------------------------
[Mercury Global Allocation VI]               %           %   [ ]From  %
                                                             [ ]To
------------------------------------------------------------------------
[Mercury Global Small Cap]                   %           %   [ ]From  %
                                                             [ ]To
------------------------------------------------------------------------
[Mercury Government Bond VI]                 %           %   [ ]From  %
                                                             [ ]To
------------------------------------------------------------------------
[Mercury High Current Income VI]             %           %   [ ]From  %
                                                             [ ]To
------------------------------------------------------------------------
[Mercury Index 500 VI]                       %           %   [ ]From  %
                                                             [ ]To
------------------------------------------------------------------------
[Mercury International Index]                %           %   [ ]From  %
                                                             [ ]To
------------------------------------------------------------------------
[Mercury International Value VI]             %           %   [ ]From  %
                                                             [ ]To
------------------------------------------------------------------------
[Mercury Large Cap Core VI]                  %           %   [ ]From  %
                                                             [ ]To
------------------------------------------------------------------------

------------------------------------------------------------------------

------------------------------------------------------------------------
                                                 AUTOMATIC   DOLLAR COST
                                                 INVESTMENT   AVERAGING
                                       INITIAL    FEATURE      PROGRAM
   INVESTMENT OPTIONS                  PREMIUM   (OPTIONAL)  (OPTIONAL)
------------------------------------------------------------------------
[Mercury Large Cap Growth VI]                %           %   [ ]From  %
                                                             [ ]To
------------------------------------------------------------------------
[Mercury Large Cap Value VI]                 %           %   [ ]From  %
                                                             [ ]To
------------------------------------------------------------------------
[Mercury Low Duration]                       %           %   [ ]From  %
                                                             [ ]To
------------------------------------------------------------------------
[Mercury MidCap Value Opportunities]         %           %   [ ]From  %
                                                             [ ]To
------------------------------------------------------------------------
[Mercury Small Cap Index]                    %           %   [ ]From  %
                                                             [ ]To
------------------------------------------------------------------------
[Mercury Value Opportunities VI]             %           %   [ ]From  %
                                                             [ ]To
------------------------------------------------------------------------
[OpCap Renaissance]                          %           %   [ ]From  %
                                                             [ ]To
------------------------------------------------------------------------
[Oppenheimer Cap Appreciation VA]            %           %   [ ]From  %
                                                             [ ]To
------------------------------------------------------------------------
[Oppenheimer Main Street SmCapVA]            %           %   [ ]From  %
                                                             [ ]To
------------------------------------------------------------------------
[Oppenheimer Main Street VA]                 %           %   [ ]From  %
                                                             [ ]To
------------------------------------------------------------------------
[PIMCO Commodity RealRet Srategy]            %           %   [ ]From  %
                                                             [ ]To
------------------------------------------------------------------------
[PIMCO Real Return]                          %           %   [ ]From  %
                                                             [ ]To
------------------------------------------------------------------------
[PIMCO Total Return]                         %           %   [ ]From  %
                                                             [ ]To
------------------------------------------------------------------------
[Pioneer Fund VCT]                           %           %   [ ]From  %
                                                             [ ]To
------------------------------------------------------------------------
[Pioneer High Yield VCT]                     %           %   [ ]From  %
                                                             [ ]To
------------------------------------------------------------------------
[Pioneer Small Cap Value VCT]                %           %   [ ]From  %
                                                             [ ]To
------------------------------------------------------------------------
[Roszel/Allianz CCM Cap Apprec]              %           %   [ ]From  %
                                                             [ ]To
------------------------------------------------------------------------
[Roszel/Allianz NFJ Small Cap Value]         %           %   [ ]From  %
                                                             [ ]To
------------------------------------------------------------------------
[Roszel/Delaware Trend]                      %           %   [ ]From  %
                                                             [ ]To
------------------------------------------------------------------------
[Roszel/JP Morgan Small Cap Growth]          %           %   [ ]From  %
                                                             [ ]To
------------------------------------------------------------------------
[Roszel/Lord Abbett Affiliated]              %           %   [ ]From  %
                                                             [ ]To
------------------------------------------------------------------------
[Roszel/Lord Abbett Bond Debenture]          %           %   [ ]From  %
                                                             [ ]To
------------------------------------------------------------------------
[Roszel/Lord Abbett Mid-Cap Value]           %           %   [ ]From  %
                                                             [ ]To
------------------------------------------------------------------------
[Roszel/Seligman Mid-Cap Growth]             %           %   [ ]From  %
                                                             [ ]To
------------------------------------------------------------------------
[Templeton VIP Foreign Securities]           %           %   [ ]From  %
                                                             [ ]To
------------------------------------------------------------------------
[Templeton VIP Growth Securities]            %           %   [ ]From  %
                                                             [ ]To
------------------------------------------------------------------------
[Van Kampen Comstock]                        %           %   [ ]From  %
                                                             [ ]To
------------------------------------------------------------------------
[Wanger US Smaller Companies]                %           %   [ ]From  %
                                                             [ ]To
------------------------------------------------------------------------


------------------------------------------------------------------------

------------------------------------------------------------------------
TOTAL                                     100%       100 %         100 %

13 DOLLAR COST AVERAGING PROGRAM - Would you like to reallocate your premium from a DCA Source Account you designate to selected investment options each month/quarter?

     [ ] YES - Please provide details below and in the Dollar Cost Averaging
         Program column in Section 12 (Investment Allocations)
          [ ] Monthly   [ ] Quarterly
     [ ] NO

     If Yes, please provide the following information.
     ---------------------------------------------------------------------------
     Designated DCA Source Account          Start Date    Amount

     ---------------------------------------------------------------------------

                                                                     Page 3 of 5
MLNY111INV                                                         (New 07/2005)

14 ASSET ALLOCATION PROGRAM - Under the Asset Allocation Program, we allocate premiums and rebalance your contract value each calendar quarter based on the investment options and percentages for your selected Asset Allocation Model. Would you like to elect an Asset Allocation Program?

     [ ] YES
     [ ] NO

     If Yes, please select one of the following models.

          [ ]   Capital Preservation                  [ ]   Income                                [ ]   Income and Growth

     ---------------------------------------------------------------------------------------------------------------------
          [ ]  [Capital Preservation]                 [ ]  [Income]                               [ ]  [Income and Growth]

     ---------------------------------------------------------------------------------------------------------------------
          [ ]  [Growth]                               [ ]  [Aggressive Growth]                    [ ]  [All Equity Plus]

     ---------------------------------------------------------------------------------------------------------------------

15 REBALANCING PROGRAM - We will allocate premiums and rebalance your contract value on the specified day of each contract period based on the initial premium investment options and percentages you select. Would you like to set up a Rebalancing Program?

     [ ] YES - Please indicate your allocation instructions in the Initial Premium allocation column in Section 12 (Investment Allocations) and indicate rebalancing frequency and date below.
     [ ] NO

     If Yes, please select a rebalancing frequency and the rebalancing date.


     ---------------------------------------------------------------------------------------------------------------------
       Rebalancing Frequency  [ ]  Quarterly     [ ]  Semi-annually    [ ]  Annually    Rebalancing date  (1 - 28)   ______
     ---------------------------------------------------------------------------------------------------------------------

16 SYSTEMATIC WITHDRAWALS - Would you like to set up a systematic withdrawal program?

     [ ] YES - Please provide details below.
     [ ] NO

     If Yes, please provide the following information.


     --------------------------------------------------------------------------------------------------------------------------
     Withdrawal amount (minimum $100)               Start date (m/d(1-28)/y)                  End date (m/d(1-28)/y) (optional)
     $
     --------------------------------------------------------------------------------------------------------------------------
     Payment Frequency:   [ ]  Monthly       [ ]  Semi-annually     Payment Destination:
                          [ ]  Quarterly     [ ]  Annually          [ ]  Your Merrill Lynch account listed in Section 1 of the
                                                                         Application*
                                                                    [ ]  Your address listed in Application Section 3
     --------------------------------------------------------------------------------------------------------------------------
     Withdrawals may be taxable and if you are under age 59 1/2 may also be subject to a 10% IRS tax penalty.

17 AUTOMATIC INVESTMENT FEATURE - Additional premiums will be systematically debited from the Merrill Lynch account listed in Section 1 of the Application. Would you like to set up the Automatic Investment Feature?
     [ ]YES - Please provide details below and in the Automatic Investment Feature column in Section 12 (Investment Allocations). (Do not include allocations for this program in Section 12 (Investment Allocations) if the Asset Allocation Program or Rebalancing Program is elected.)
     [ ] NO
     If Yes, please provide the following information.


     -------------------------------------------------------------------------------------------------------------------------------
     Periodic Premium Amount (minimum $50)  Frequency [ ] Monthly   [ ] Semi-annually    Start date           End date (m/d(1-28)/y)
     $                                                [ ] Quarterly [ ] Annually        (m/d(1-28)/y)         (optional)

     -------------------------------------------------------------------------------------------------------------------------------

18   TAX EQUITY AND FISCAL RESPONSIBILITY ACT.
     Withdrawals are subject to federal income tax withholding unless you choose not to have tax withheld. Withholding applies only to the taxable portion of your withdrawal. If you choose not to have tax withheld, or you do not have enough tax withheld, you may have to pay estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. In addition, some states require state taxes to be withheld when federal taxes are withheld. If you live in one of these states, we will withhold state taxes as required by your state.


     IF YOU DO NOT CHECK A BOX, WE WILL WITHHOLD TAX      [ ] No income tax to be withheld
     FROM YOUR WITHDRAWALS AT THE RATE OF 10%.            [ ] Income tax to be withheld at_______ % (use whole percentage)

19 PLEASE NOTE ANY ADDITIONAL INFORMATION OR INSTRUCTIONS HERE. If you need more space, sign and attach a separate sheet.


     -------------------------------------------------------------------------------------------------------------------------------

     -------------------------------------------------------------------------------------------------------------------------------

     -------------------------------------------------------------------------------------------------------------------------------

     -------------------------------------------------------------------------------------------------------------------------------

                                                                     Page 4 of 5
MLNY111INV                                                         (New 07/2005)

20   YOUR SIGNATURE(S) VERIFIES THAT:
     - You have read the above statements and represent that they are complete and true to the best of your knowledge.
     - You agree that this application shall be part of the variable annuity contract.
     - You have received a current prospectus prior to purchasing this contract and determined that the variable annuity applied for meets your specific financial objectives and circumstances.
     - You understand that this product is a long term investment designed to meet specific insurance-related needs and financial goals.
     - YOU UNDERSTAND THAT THE CONTRACT VALUE WILL INCREASE OR DECREASE DEPENDING ON THE PERFORMANCE OF THE VARIOUS INVESTMENT OPTIONS YOU SELECT AND THE CONTRACT FEES AND CHARGES. AS A RESULT, YOUR CONTRACT VALUE COULD BE LESS THAN THE PREMIUM YOU PAY, EVEN IF NO WITHDRAWALS ARE MADE. THERE IS NO GUARANTEED MINIMUM CONTRACT VALUE.
     - YOU UNDERSTAND THAT IF THE OWNER DIES BEFORE THE ANNUITY DATE AND YOU HAVE ELECTED A GUARANTEED MINIMUM DEATH BENEFIT (GMDB) WE WILL PAY A DEATH BENEFIT EQUAL TO THE GREATER OF THE CONTRACT VALUE AND THE GMDB. THE DEATH BENEFIT MAY INCREASE OR DECREASE BUT WILL NEVER FALL BELOW THE GMDB.
     -    You understand that neither the guaranteed minimum income benefit
          (GMIB), nor the guaranteed minimum withdrawal benefit (GMWB) guarantees a contract value, surrender value, minimum death benefit, or minimum investment return for any investment option.
     - You understand that the GMIB guarantees a future income stream. GMIB payments are based on conservative annuity payout factors and should be regarded as a safety net only.
     - You understand that election of a GMDB, the GMIB, or the GMWB will each result in an additional charge.
     - You understand that the GMDB and GMIB are each irrevocable and may not be added after the Contract is issued.
     - You understand that Allocation Guidelines and Restrictions may apply if you have elected the GMIB or the GMWB.

     ---------------------------------------------------------------------------
     UNDER PENALTY OF PERJURY YOU CERTIFY THAT:
     1.   YOUR SOCIAL SECURITY OR TAX ID NUMBER(S) INDICATED ON PAGE 1 ARE
          CORRECT;
     2. YOU ARE NOT SUBJECT TO BACKUP WITHHOLDING BECAUSE: (A) YOU ARE EXEMPT FROM BACKUP WITHHOLDING, OR (B) YOU HAVE NOT BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE (IRS) THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF A FAILURE TO REPORT ALL INTEREST OR DIVIDENDS, OR (C) THE IRS HAD NOTIFIED YOU THAT YOU ARE NO LONGER SUBJECT TO BACKUP WITHHOLDING. (YOU ARE REQUIRED TO CROSS OUT THIS STATEMENT IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING.); AND
     3.   YOU ARE A U.S. PERSON (INCLUDING A U.S. RESIDENT ALIEN).
     THE IRS DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.
     ---------------------------------------------------------------------------


     -------------------------------------------------------------------------------------------------------------------------------
     Owner's signature                     Date (m/d/y)         Co-Owner's signature            Date (m/d/y)

     -------------------------------------------------------------------------------------------------------------------------------
     Signed at (city and state)

     -------------------------------------------------------------------------------------------------------------------------------

21 FINANCIAL ADVISOR'S VERIFICATION - The Financial Advisor selling this annuity must complete and sign.

     1.   Has the current prospectus for this contract been given to the client?                 [ ]  YES       [ ]  NO

     2.   Are any existing annuity or life insurance contract(s) being (or have any such contracts been) surrendered, lapsed, converted, borrowed against or otherwise reduced in value or replaced in connection with this application or is any such
          action likely to occur?                                                                [ ]  YES       [ ]  NO

     3.   I hereby certify that only sales materials approved by ML Life Insurance Company of New York were used in this sale, and
          that copies of all sales materials used in this sale were left with the applicant.     [ ]  YES       [ ]  NO

     4.   If a 7 or 9 Year Surrender Charge Period is selected in Section 2, please choose one of the following commission choices.
          If no option is selected, your commission will default to Option 1.                    [ ] OPTION 1   [ ] OPTION 2 (LEVEL)

     -------------------------------------------------------------------------------------------------------------------------------
     Financial Advisor's name (please print)      Financial Advisor's telephone number           State License I.D. #

     -------------------------------------------------------------------------------------------------------------------------------
     Financial Advisor's signature                Date (m/d/y)                                   FA or Pool authorizing number

     -------------------------------------------------------------------------------------------------------------------------------
     AT YOUR SERVICE                              ML LIFE INSURANCE COMPANY OF NEW YORK SERVICE CENTER
     Our business hours are  8:30 a.m. to 6:00    OUR MAILING ADDRESS:                           OUR ADDRESS FOR OVERNIGHT MAIL:
     p.m. Eastern  time, Monday through Friday.   [P. O. Box 44222]                              [4804 Deer Lake Drive East]
                                                  [Jacksonville, FL  32231-4222]                 [Jacksonville, FL  32246]
     Our automated voice response system is
     available 24 hours a day, 7 days a week.     OUR TELEPHONE NUMBER: [1-800-333-6524]         OUR FAX NUMBER:  [1-888-329-6544]

                                                                     Page 5 of 5
MLNY111INV                                                         (New 07/2005)